UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21980

Exact name of registrant as specified in charter:	Aberdeen Total Dynamic Dividend Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Aberdeen Standard Investments

Aberdeen Total Dynamic Dividend Fund (AOD)

Semi-Annual Report

April 30, 2019

Silicon Valley
California, United States

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 800-617-7616 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Total Dynamic Dividend Fund (formerly, Alpine Total Dynamic Dividend Fund) (the “Fund”) for the six-month period ended April 30, 2019. The Fund’s investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	7.0%
Market Price*	11.9%
MSCI All Country World Index[1]	9.7%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 4).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
On 04/30/2019	$9.57	$8.52	11.0%
On 10/31/2018	$9.33	$7.94	14.9%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $8.35 to $9.63 and the Fund’s market price was within a range of $7.01 to $8.58. Throughout the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount of 10.7% to 17.0%.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2019 totaled $0.69 per share. Based on the market price of $8.52 on April 30, 2019, the distribution rate over the twelve-month period ended April 30, 2019 was 8.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2019 and June 11, 2019, the Fund announced that it would pay on May 31, 2019 and June 28, 2019, respectively, a distribution of

U.S. $0.0575 per share to all shareholders of record as of May 22, 2019 and June 21, 2019.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund repurchased 1,159,252 shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the

1      The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Total Dynamic Dividend Fund      1

Letter to Shareholders (unaudited) (concluded)

outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity e.g., no owner-generated activity for a certain period), returned mail e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaod.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•                   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•                   Email: Investor.Relations@aberdeenstandard.com; or

•                   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

2      Aberdeen Total Dynamic Dividend Fund

Report of the Investment Adviser (unaudited)

Market/economic review

After a weak start, global equities rallied and generated strong results in aggregate over the six-month period ended April 30, 2019. Global stock markets initially declined due to signs of moderating global economic growth, the U.S.-China trade rift, concerns over U.S. Federal Reserve (Fed) interest-rate hikes, Brexit uncertainties and other issues. Global equities then rallied over the last four months of the reporting period, driven partially by the Fed indicating a pause from further rate hikes and several other central banks announcing accommodative monetary policy measures. Additionally, corporate profits in many cases exceeded the market’s expectations and there were signs of progress on the U.S.-China trade front. Against this backdrop, the U.S. broader-market S&P 500 Index1 hit several all-time highs in April 2019.

Fund performance review

The Fund returned 7.0% on a net asset value (NAV) basis for the six-month period ended April 30, 2019, underperforming the 9.7% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index.

At the individual stock level, key detractors from the Fund’s relative performance were its positions in Kraft Heinz Co., Swedbank and Mitsubishi UFJ Financial. Kraft Heinz Co. is an U.S.-based food company that was formed by the merger of Kraft Foods and Heinz in July 2015. The company’s shares moved lower as the company reported relatively weak results for the fourth quarter of its 2018 fiscal year, with both revenues and earnings generally falling short of the market’s expectations. Additionally, the company took a $15 billion write-down and cut its dividend during the reporting period. Shares of Swedbank, a banking group headquartered in Stockholm, Sweden, declined as the company faced accusations of being involved with money laundering and subsequently dismissed its chief executive officer. Shares of Mitsubishi UFJ Financial, a Japanese bank holding/financial services company, declined along with those of other Japanese financial companies in general due to the Bank of Japan’s accommodative monetary policy. The company also experienced relative weakness in revenues from stock sales and trading during the reporting period.

Conversely, key contributors to Fund performance during the period included holdings in Broadcom Corp., Cellnix Telecom, and Essity Aktiebolag. Broadcom Corp. is an American designer, developer, manufacturer and global supplier of a broad range of semiconductor and infrastructure software solutions. The company’s shares rallied during the reporting period as it reported solid results for the first quarter of its 2019 fiscal year. The stock price of Cellnex Telecom moved higher as the Spanish wireless telecommunications infrastructure operator demonstrated the successful implementation of its expansion strategy. In particular, Cellnex Telecom raised capital in March 2019 in an effort to purchase additional cell towers in Europe. Shortly after the end of the reporting period, the company announced acquisitions of 10,700 additional towers. Essity Aktiebolag, a Swedish household products manufacturer, posted strong results for the fourth quarter of its 2018 fiscal year that were driven by higher volumes, pricing and cost reductions.

Regarding the use of derivatives in the Fund during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend capture strategy. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.345 per share.

Outlook

While the global financial markets and the Fed digest economic data releases in an effort to determine the trajectory of monetary policy in the developed world, we think that there is perhaps the dawning realization that the ever-increasing indebtedness of nations is actually the obstacle to growth. In our opinion, politics and national self-interest look set to remain key themes in 2019 as economic growth remains subdued. We think that the potential for China to move from a net external saver to a country with an external deficit may raise questions about potential currency depreciation and, with it, the possibility of the country exporting deflation at a time of rising indebtedness. We believe that trade talks will continue between the U.S. and China with plenty of interpretation of the respective country’s stances.

We generally have been cautious on global equity markets in terms of the expansion of price/earnings multiples2 ascribed to corporations given the still fairly muted backdrop of economic growth. Trade tensions are perhaps just a different dimension of sluggish domestic

1      The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2      The price/earnings multiple comprises the current market price of a stock divided by the earnings per share.

Aberdeen Total Dynamic Dividend Fund      3

Report of the Investment Adviser (unaudited) (concluded)

conditions but, nonetheless, we believe that increased trade barriers are just another obstacle for economic growth.

Global equity markets have responded to the policy shift, but, in our judgment, this does little more than highlight the fragility of the financial system. We believe that political risk, debt, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which historically has been a harbinger of recession), all point to a market that may be susceptible to higher periods of volatility. These present a challenging environment to navigate. We made some changes to the Fund’s portfolio during the period of heightened volatility towards the end of 2018, and we anticipate that we will have the opportunity to build some of these exposures over the remainder of 2019. We think it is important to stress that these are in line with our process and philosophy – i.e., stock-specific – as we seek to use periods of market volatility to invest in strong businesses at attractive valuations. As always, we focus on the binding themes at our core: diversification,3 business strength, discipline and monitoring risk at the company level.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks for larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

Aberdeen Asset Managers Limited

3      Diversification does not ensure a profit or protect against a loss in a declining market.

4      Aberdeen Total Dynamic Dividend Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the MSCI All Country World Index, for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	7.0%	3.5%	10.8%	7.7%	8.5%
Market Price	11.9%	2.7%	12.9%	8.6%	6.6%
MSCI All Country World Index	9.7%	5.6%	12.0%	7.5%	11.7%

Aberdeen Asset Managers Limited assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018 Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before May 4, 2020. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaod.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2019, was 1.24%. The annualized net expense ratio, net of fee waivers based on the six-month period ended April 30, 2019 was, 1.21%.The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2019, was 1.14%.

Aberdeen Total Dynamic Dividend Fund      5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. An industry classification standard sector can include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries. As of April 30, 2019, the Fund held 100.8% of its net assets in equities and (0.8)% in liabilities in excess of other assets.

Top Sectors	As a Percentage of Net Assets
Financials	18.1%
Information Technology	13.4%
Industrials	12.9%
Health Care	9.7%
Consumer Discretionary	9.1%
Consumer Staples	8.6%
Energy	7.2%
Materials	6.0%
Communication Services	6.0%
Real Estate	4.7%
Utilities	4.2%
Exchange-Traded Funds	0.9%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2019:

Countries	As a Percentage of Net Assets
United States	52.2%
United Kingdom	7.1%
France	6.5%
Switzerland	5.6%
Germany	3.6%
Canada	3.3%
Spain	3.2%
Sweden	3.1%
Japan	3.0%
Finland	2.9%
Other	9.5%
100.0%

6      Aberdeen Total Dynamic Dividend Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2019:

Name of Security	As a Percentage of Net Assets
Apple, Inc.	2.3%
AXA SA	1.7%
Bouygues SA	1.7%
Microsoft Corp.	1.4%
Intel Corp.	1.4%
TE Connectivity Ltd.	1.4%
Cisco Systems, Inc.	1.4%
Bayer AG	1.3%
Alphabet, Inc., Class C	1.3%
American Tower Corp., REIT	1.3%

Aberdeen Total Dynamic Dividend Fund      7

Portfolio of Investments (unaudited)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—100.8%
COMMON STOCKS—98.7%
AUSTRALIA—1.2%
Consumer Staples—1.2%
Treasury Wine Estates Ltd.(a)	1,022,700	$12,405,046
BRAZIL—1.3%
Industrials—1.3%
CCR SA	2,737,200	8,160,432
Rumo SA(b)	1,092,300	5,042,113
Total Brazil		13,202,545
CANADA—3.3%
Energy—1.3%
Enbridge, Inc.(c)	350,300	12,940,082
Industrials—1.1%
Canadian Pacific Railway Ltd.(c)	48,800	10,934,616
Materials—0.9%
Barrick Gold Corp.(c)	753,131	9,579,826
Total Canada		33,454,524
CHINA—0.5%
Industrials—0.5%
CRRC Corp. Ltd., Class H(a)	5,209,950	4,551,236
FINLAND—2.9%
Information Technology—1.0%
Nokia OYJ(a)	1,968,600	10,344,230
Materials—1.9%
Stora Enso OYJ, R Shares(a)	791,100	9,851,973
UPM-Kymmene OYJ(a)	311,913	8,806,805
		18,658,778
Total Finland		29,003,008
FRANCE—6.5%
Energy—1.0%
TOTAL SA, ADR(c)	175,000	9,742,250
Financials—1.7%
AXA SA(a)	654,000	17,439,922
Industrials—2.7%
Alstom SA(a)	230,200	10,128,148
Bouygues SA(a)	443,850	16,707,566
		26,835,714
Utilities—1.1%
Veolia Environnement SA(a)	475,000	11,234,921
Total France		65,252,807

8        Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY—3.6%
Financials—1.2%
Deutsche Boerse AG(a)	88,500	$11,825,578
Health Care—1.3%
Bayer AG	200,200	13,324,467
Information Technology—1.1%
Infineon Technologies AG(a)	478,000	11,331,275
Total Germany		36,481,320
HONG KONG—1.3%
Financials—1.3%
AIA Group Ltd.(a)	1,268,700	12,990,772
JAPAN—3.0%
Consumer Staples—0.9%
Japan Tobacco, Inc.(a)	392,800	9,076,673
Financials—0.9%
Mitsubishi UFJ Financial Group, Inc.(a)	1,722,400	8,545,731
Real Estate—1.2%
Daito Trust Construction Co. Ltd., REIT(a)	90,200	12,078,083
Total Japan		29,700,487
LUXEMBOURG—0.8%
Materials—0.8%
ArcelorMittal(c)	387,700	8,467,368
NETHERLANDS—1.0%
Consumer Staples—1.0%
Unilever NV, CVA(a)	170,600	10,322,078
NORWAY—0.5%
Financials—0.5%
DNB ASA	253,600	4,870,612
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.(a)	1,435,500	12,787,787
SOUTH KOREA—1.2%
Materials—1.2%
LG Chem Ltd.(a)	40,400	12,532,221
SPAIN—3.2%
Communication Services—1.2%
Cellnex Telecom SA(a)(d)	400,000	12,321,631
Financials—0.8%
Banco Bilbao Vizcaya Argentaria SA(a)	1,334,800	8,116,717

Aberdeen Total Dynamic Dividend Fund       9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SPAIN (continued)
Industrials—1.2%
Ferrovial SA(a)	492,745	$12,150,911
Total Spain		32,589,259
SWEDEN—3.1%
Consumer Staples—1.3%
Essity AB, Class B(a)	436,400	12,939,654
Financials—0.7%
Swedbank AB, A Shares(a)	473,200	7,731,715
Industrials—1.1%
Volvo AB, B Shares(a)	684,300	10,966,882
Total Sweden		31,638,251
SWITZERLAND—5.6%
Consumer Staples—1.2%
Nestle SA(a)	127,800	12,304,278
Financials—2.2%
UBS Group AG(a)(b)	704,800	9,450,984
Zurich Insurance Group AG(a)	39,400	12,559,449
		22,010,433
Health Care—2.2%
Novartis AG(a)	135,700	11,119,267
Roche Holding AG(a)	42,100	11,108,644
		22,227,911
Total Switzerland		56,542,622
UNITED KINGDOM—7.1%
Communication Services—2.3%
BT Group PLC, ADR	637,813	9,624,598
Vodafone Group PLC(a)	7,073,800	13,121,007
		22,745,605
Consumer Discretionary—0.2%
Fiat Chrysler Automobiles NV	160,976	2,480,640
Energy—1.2%
BP PLC, ADR(c)	274,100	11,986,393
Financials—1.2%
Standard Chartered PLC(a)	1,265,500	11,570,685
Health Care—1.0%
GlaxoSmithKline PLC, ADR	247,100	10,163,223
Industrials—1.2%
Melrose Industries PLC(a)	4,631,786	12,255,467
Total United Kingdom		71,202,013

10      Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES—51.3%
Communication Services—2.5%
Activision Blizzard, Inc.	98,300	$4,739,043
Alphabet, Inc., Class C(b)(c)	11,200	13,310,976
AT&T, Inc.(c)	242,600	7,510,896
		25,560,915
Consumer Discretionary—8.9%
Aptiv PLC(c)	144,000	12,340,800
Dollar General Corp.(c)	91,400	11,524,626
Lennar Corp., Class A(c)	213,800	11,124,014
Lowe’s Cos., Inc.(c)	115,300	13,045,042
MGM Resorts International(c)	398,400	10,609,392
Target Corp.(c)	137,900	10,676,218
TJX Cos., Inc. (The)(c)	182,400	10,010,112
Whirlpool Corp.(c)	74,800	10,383,736
		89,713,940
Consumer Staples—3.0%
Kraft Heinz Co. (The)(c)	237,500	7,894,500
Molson Coors Brewing Co., Class B(c)	162,800	10,450,132
Mondelez International, Inc., Class A(c)	227,500	11,568,375
		29,913,007
Energy—3.7%
EOG Resources, Inc.(c)	97,300	9,345,665
Helmerich & Payne, Inc.(c)	109,300	6,396,236
Kinder Morgan, Inc.(c)	610,500	12,130,635
Schlumberger Ltd.(c)	213,100	9,095,108
		36,967,644
Financials—6.3%
American International Group, Inc.(c)	193,600	9,209,552
Bank of America Corp.(c)	395,200	12,085,216
Citigroup, Inc.(c)	169,800	12,004,860
Evercore, Inc., Class A(c)	94,800	9,236,364
Huntington Bancshares, Inc.(c)	705,500	9,820,560
Wells Fargo & Co.(c)	240,600	11,647,446
		64,003,998
Health Care—5.2%
Allergan PLC(c)	83,800	12,318,600
Bristol-Myers Squibb Co.(c)	192,600	8,942,418
Medtronic PLC(c)	118,900	10,559,509
Pfizer, Inc.(c)	217,600	8,836,736
UnitedHealth Group, Inc.(c)	49,300	11,490,351
		52,147,614

Aberdeen Total Dynamic Dividend Fund      11

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Industrials—3.8%
Delta Air Lines, Inc.(c)	211,000	$12,299,190
FedEx Corp.(c)	52,400	9,927,704
Norfolk Southern Corp.(c)	30,500	6,222,610
Raytheon Co.(c)	57,300	10,175,907
		38,625,411
Information Technology—10.1%
Apple, Inc.(c)	114,500	22,976,715
Broadcom, Inc.(c)	41,500	13,213,600
Cisco Systems, Inc.(c)	245,300	13,724,535
Intel Corp.(c)	275,400	14,056,416
Leidos Holdings, Inc.(c)	131,900	9,692,012
Microsoft Corp.(c)	111,300	14,535,780
TE Connectivity Ltd.(c)	146,400	14,003,160
		102,202,218
Materials—1.2%
Warrior Met Coal, Inc.	384,200	11,910,200
Real Estate—3.5%
American Tower Corp., REIT(c)	68,000	13,280,400
Digital Realty Trust, Inc., REIT(c)	89,300	10,511,503
GEO Group, Inc. (The), REIT(c)	578,000	11,571,560
		35,363,463
Utilities—3.1%
Clearway Energy, Inc., Class C(c)	300,000	4,761,000
CMS Energy Corp.(c)	146,500	8,138,075
FirstEnergy Corp.(c)	172,100	7,233,363
NextEra Energy, Inc.(c)	58,000	11,277,520
		31,409,958
Total United States		517,818,368
Total Common Stocks		995,812,324
EXCHANGE-TRADED FUNDS—0.9%
UNITED STATES—0.9%
iShares Nasdaq Biotechnology ETF(c)	88,600	9,428,812
Total Exchange-Traded Funds		9,428,812

12      Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co., Ltd.(a)	380,000	$12,122,460
Total Preferred Stocks		12,122,460
Total Long-Term Investments—100.8% (cost $888,463,982)		1,017,363,596
Total Investments—100.8% (cost $888,463,982)(e)		1,017,363,596
Liabilities in excess of other assets—0.8%		(8,224,318)
Net Assets—100.0%		$1,009,139,278

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
CVA	Dutch Certificate
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Euro
07/11/2019	Citibank N.A.	USD 27,722,654	EUR 24,500,000	$27,643,667	$78,987

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund      13

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets:
Investments, at value (cost $888,463,982)	$ 1,017,363,596
Foreign currency, at value (cost $905,047)	904,825
Cash	114,982
Receivable for investments sold	60,642,854
Interest and dividends receivable	11,675,532
Tax reclaim receivable	7,274,407
Unrealized appreciation on forward foreign currency exchange contracts	78,987
Prepaid expenses	310,376
Total assets	1,098,365,559
Liabilities:
Line of credit payable (Note 6)	61,450,507
Payable for investments purchased	26,536,623
Investment management fees payable (Note 3)	848,217
Interest expense on line of credit	181,850
Investor relations fees payable (Note 3)	10,383
Administration fees payable (Note 3)	2,942
Other accrued expenses	195,759
Total liabilities	89,226,281

Net Assets	$ 1,009,139,278
Composition of Net Assets:
Paid-in capital in excess of par	$ 1,044,695,221
Distributable accumulated loss	(35,555,943)
Net Assets	$ 1,009,139,278
Net asset value per share based on 105,430,999 shares issued and outstanding	$ 9.57

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14     Aberdeen Total Dynamic Dividend Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income:
Income
Dividends (net of foreign withholding taxes of $4,331,234)	$ 47,156,986
Interest income and other income	215,747
Total investment income	47,372,733
Expenses:
Investment management fee (Note 3)	4,986,334
Administration fee (Note 3)	183,592
Investor relations fees and expenses (Note 3)	104,382
Reports to shareholders and proxy solicitation	96,401
Legal fees and expenses	67,006
Custodian’s fees and expenses	65,142
Trustees’ fees and expenses	36,996
Independent auditors’ fees and expenses	34,115
Transfer agent’s fees and expenses	22,688
Miscellaneous	135,604
Total expenses before reimbursed/waived expenses	5,732,260
Interest expense (Note 10)	247,516
Total operating expenses before reimbursed/waived expenses	5,979,776
Less: Expenses waived (Note 3)	(98,146)
Net expenses	5,881,630

Net investment income	41,491,103
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	12,747,889
Forward foreign currency exchange contracts	822,700
Foreign currency transactions	383,078
13,953,667
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	5,266,429
Forward foreign currency exchange contracts	(380,532)
Foreign currency translation	69,319
4,955,216
Net realized and unrealized gain from investments and foreign currency related transactions	18,908,883
Net Increase in Net Assets Resulting from Operations	$ 60,399,986

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund     15

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
Increase/(decrease) in net assets:
Operations:
Net investment income	$ 41,491,103	$ 68,423,789
Net realized gain from investments, forward foreign currency exchange contracts and foreign currency transactions	13,953,667	25,209,561
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	4,955,216	(86,543,627)
Net increase in net assets resulting from operations	60,399,986	7,089,723
Distributions to shareholders from:
Distributable earnings	(36,498,965)	(71,690,124)
Tax return of capital	–	(2,490,759)
Net decrease in net assets from distributions	(36,498,965)	(74,180,883)
Repurchase of common stock resulting in the reduction of 1,159,252 and 1,003,088 shares of common stock, respectively (Note 6)	(9,317,371)	(8,605,717)
Change in net assets from capital transactions	(9,317,371)	(8,605,717)
Change in net assets resulting from operations	14,583,650	(75,696,877)
Net assets:
Beginning of period	994,555,628	1,070,252,505
End of period	$1,009,139,278	$ 994,555,628

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16     Aberdeen Total Dynamic Dividend Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018 (a)	2017	2016	2015		2014
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$9.33		$9.95	$8.69	$9.56	$9.92		$9.82	(b)
Net investment income	0.39	(c)	0.64 (c)	0.68	0.65	0.69		0.64
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.19		(0.58)	1.27	(0.83)	(0.38)		0.13
Total from investment operations applicable to common shareholders	0.58		0.06	1.95	(0.18)	0.31		0.77
Distributions to common shareholders from:
Net investment income	(0.35)		(0.67)	(0.68)	(0.66)	(0.68)		(0.67)
Tax return of capital	–		(0.02)	(0.01)	(0.03)	(0.00	)(d)	–
Total distributions	(0.35)		(0.69)	(0.69)	(0.69)	(0.68)		(0.67)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	0.01		0.01	–	–	0.01		–
Total capital share transactions	0.01		0.01	–	–	0.01		–
Net asset value per common share, end of period	$9.57		$9.33	$9.95	$8.69	$9.56		$9.92
Market price, end of period	$8.52		$7.94	$9.02	$7.37	$8.01		$8.67
Total Investment Return Based on(e):
Market price	11.88%		(4.96% )	32.78%	0.81%	0.07%		12.44%
Net asset value	6.95%		1.24%	24.22%	(0.40% )	4.39%		9.26%
Ratio to Average Net Assets Applicable to
Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$1,009,139		$994,556	$1,070,253	$934,580	$1,028,225		$1,077,053
Net operating expenses, net of fee waivers	1.21%	(g)	1.18%	1.19%	1.15%	1.16%		1.14%
Net operating expenses, excluding fee waivers	1.24%	(g)	1.19%	– (h)	– (h)	–	(h)	–	(h)
Net operating expenses, net of fee waivers and excluding interest expense	1.14%	(g)	1.14%	1.15%	1.15%	1.15%		1.13%
Net investment income	8.54%	(g)	6.32%	7.03%	7.31%	6.74%		6.47%
Portfolio turnover	84%	(f)	77%	94%	98%	127%		99%
Line of credit payable outstanding (000 omitted)	$61,451		$15,401	$33,239	$–	$–		$8,301
Asset coverage ratio on line of credit payable at period end	1,742%		6,558%	– (i)	– (i)	–	(i)	–	(i)
Asset coverage per $1,000 on line of credit payable at period end	$17,422		$65,576	$31,199	$–	$–		$130,757

(a) Beginning with year ended October 31, 2018, the Fund has been audited by KPMG. Previous years were audited by different independent registered public accounting firms.

(b) On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.

(c) Net investment income is based on average shares outstanding during the period.

(d) Less than $0.005 per share.

(e) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(f)  Not annualized.

(g) Annualized.

(h) Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Adviser. Prior to this, there was no such agreement in place.

(i)  The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund     17

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Total Dynamic Dividend Fund (the “Fund”) formerly known as “Alpine Total Dynamic Dividend Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund’s principal investment objective is to seek high current dividend income primarily in equity securities, with a secondary objective of long-term growth of capital. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) replaced Alpine Woods Capital Investors, LLC (“Alpine Woods”) as the Fund’s investment adviser and the Fund was renamed Aberdeen Total Dynamic Dividend Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Trustees (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

18     Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$635,134,988	$360,677,336	$–	$995,812,324
Exchange-Traded Funds	9,428,812	–	–	9,428,812
Preferred Stocks	–	12,122,460	–	12,122,460
Total	$644,563,800	$372,799,796	$–	$1,017,363,596
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$78,987	$–	$78,987
Total Assets	$644,563,800	$372,878,783	$–	$1,017,442,583

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Aberdeen Total Dynamic Dividend Fund     19

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)          market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)       purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

20     Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency contracts exchange	$78,987	Unrealized depreciation on forward foreign currency contracts exchange	$–
Total		$78,987		$–

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$78,987	$–	$–	$78,987	$–	$–	$–	$–

(1)   In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)   Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)   Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Total Dynamic Dividend Fund     21

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$822,700	$(380,532)
Total		$822,700	$(380,532)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$–
Sale Forward Foreign Currency Contracts	$28,169,802

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

i. Equity Linked Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity

22     Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of April 30, 2019.

3. Agreements and Transactions with Affiliates

a. Investment Adviser

AAML serves as the Fund’s Manager, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through May 4, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended April 30, 2019 pursuant to the Expense Limitation Agreement was $121,737.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reim-bursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (expires in 10/31/21)	Amount Six Months Period 2019 (expires in 4/30/22)	Total*
$23,591	$98,146	$121,737

*                    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administrator, Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

c. Transfer Agent

DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., serves as the transfer agent to the Fund. DST is paid on the basis of net assets, per account fees and certain transaction costs.

d. Investor Relations

Under the terms of the Investor Relations Services Agreement, Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of AAML, provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASII or its

Aberdeen Total Dynamic Dividend Fund     23

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

affiliates as part of an Investor Relations Program. Under the Investor relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $104,382. For the six-month period ended April 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $845,703,057 and $823,373,155, respectively.

5. Capital

As of April 30, 2019, there were 105,430,999 shares of common stock issued and outstanding.

6. Line of Credit

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). On October 1, 2015 the Fund amended its Credit Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33 and 1/3% of its total assets on an uncommitted basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The maximum amount of the line of credit available is the lesser of 33.33% of its total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the six months period ended April 30, 2019, the average borrowing by the Fund was $33,426,925 with an average rate on borrowings of 3.44%. During the six months period ended April 30, 2019, the maximum borrowing by the Fund was $110,031,484. Interest expense related to the line of credit for the six months period ended April 30, 2019, was $247,516. As of April 30, 2019, the outstanding loan for the Fund was $61,450,507.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund repurchased 1,159,252 shares through the Program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

24     Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$904,924,007	$153,853,982	$(41,414,393)	$112,439,589

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$71,690,124	$73,305,247
Net long-term capital gains	–	–
Tax return of capital	2,490,759	934,157
Total tax character of distributions	$74,180,883	$74,239,404

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(173,566,284)
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	114,109,320
Total accumulated earnings/(losses) – net	$(59,456,964)

*                    On October 31, 2018, the Fund had a net capital loss carryforward of $(173,566,284) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$ 24,530,686	2019 (Short-Term)
149,035,598	Unlimited (Short-Term)

**                The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles and the realization of unrealized gains forward contracts.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019, except as provided below.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, respectively, a distribution of $0.0575 per share to all shareholders of record as of May 22, 2019 and June 21, 2019.

Aberdeen Total Dynamic Dividend Fund     25

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

26     Aberdeen Total Dynamic Dividend Fund

Dividend Reinvestment Plan (unaudited) (concluded)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Inc., c/o Aberdeen Funds, 333 West 11th Street, Kansas City, MO 64105 or by calling toll-free 1 (800) 617.7616.

Aberdeen Total Dynamic Dividend Fund     27

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Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President, Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Martin Connaghan, Vice President
Jeffrey Cotton, Vice President
Joshua Duitz, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator and Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

DST Asset Manager Solutions, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The Financial Statements as of April 30, 2019, included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Total Dynamic Dividend Fund are traded on the NYSE under the symbol “AOD”. Information about the Fund’s net asset value and market price is available at www.aberdeenaod.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Total Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AOD SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	447,490	$8.06	447,490	9,308,755
December 1, 2018 through December 31, 2018	191,130	$7.53	191,130	9,117,625
January 1, 2019 through January 31, 2019	164,122	$7.91	164,122	8,953,503
February 1, 2019 through February 28, 2019	171,310	$8.26	171,310	8,782,193
March 1, 2019 through March 31, 2019	145,080	$8.27	145,080	8,637,113
April 1, 2019 through April 30, 2019	40,120	$8.39	40,120	8,596,993
Total	1,159,252	$8.02	1,159,252	—

(1)On June 13, 2018, the Fund announced that the Board of Trustees approved an open market repurchase program. The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of June 13, 2018. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Total Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 2, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 2, 2019